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================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
================================================================================


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 5, 2003


                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


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

               Delaware              1-134                     13-0612970
               --------              -----                     ----------
            State or Other        Commission File               IRS Employer
            Jurisdiction of            Number                Identification No.
           Incorporation or
             Organization

          4 Becker Farm Road
          Roseland, New Jersey                                    07068
          --------------------                                    -----
  Address of Principal Executive Offices                        Zip Code

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       Registrant's telephone number, including area code: (973) 597-4700
                                                           --------------


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

              99.1     Presentation to Conference dated December 2, 2003


ITEM 9.  INFORMATION FURNISHED PURSUANT TO REGULATION FD

         This Form 8-K/A amends the prior 8-K filed December 2, 2003 by attaching a revised Investor Presentation of the Curtiss-Wright Corporation (attached as Exhibit 99). The updated presentation includes certain disclosures (included in the prior Form 8-K) and a certain revisions to the slides resulting from the oral presentation provided by Mr. Glenn E. Tynan, Vice President - Finance and Chief Financial Officer of Curtiss-Wright Corporation on December 2, 2003, at the Jefferies Quarterdeck Aerospace, Defense & IT Services Conference at the Grand Hyatt, in New York City, New York. Curtiss-Wright's presentation to that conference was Webcast live at http://www.jeco.com/aditconf, and is available for replay on the Company's website at www.curtisswright.com.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Curtiss-Wright Corporation is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Curtiss-Wright Corporation. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Curtiss-Wright Corporation cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Curtiss-Wright Corporation. Where, in any forward-looking statement, Curtiss-Wright Corporation, or its management,



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expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   CURTISS WRIGHT CORPORATION


                                                   By: /s/ Glenn E. Tynan
                                                       --------------------
                                                       Glenn E. Tynan
                                                       Vice-President and
                                                       Chief Financial Officer


Date: December 5, 2003




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                                  EXHIBIT INDEX


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 Exhibit
  Number                            Description
  ------                            -----------
99.1                     Presentation dated December 2, 2003.
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